First Quarter 2025 Earnings Presentation Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures 2 Certain statements in this press release which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements about future financial performance of Stellar Bancorp, Inc. (the “Company”), operating results, plans, business and growth strategies, objectives, expectations and intentions, and other statements that are not historical facts, including projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “scheduled,” “plans,” “intends,” “projects,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” “would,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company. Such factors include, among others: changes in the interest rate environment, the value of Stellar’s assets and obligations and the availability of capital and liquidity; general competitive, economic, political and market conditions; and other factors that may affect future results of Stellar including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; disruptions to the economy and the U.S. banking system; risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators; legislative changes, executive orders, regulatory actions and reforms of the Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation and Texas Department of Banking. Additional factors which could affect the Company’s future results can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at https://www.sec.gov. We disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. GAAP Reconciliation of Non-GAAP Financial Measures Stellar’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. Stellar believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance and that management and investors benefit from referring to these non-GAAP financial measures in assessing Stellar’s performance and when planning, forecasting, analyzing and comparing past, present and future periods. Specifically, Stellar reviews pre-tax, pre-provision income, pre- tax pre-provision ROAA, tangible book value per share, return on average tangible equity, tangible equity to tangible assets and net interest margin (tax equivalent) excluding PAA for internal planning and forecasting purposes. Stellar has included in this earnings release information relating to these non-GAAP financial measures for the applicable periods presented. These non-GAAP measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which Stellar calculates the non-GAAP financial measures may differ from that of other companies reporting measures with similar names.

Houston’s Largest Regionally Focused Bank

- **Valuable franchise in one of the best markets in the U.S.**
  - 6th in deposit market share for Houston region(1)(2)
  - 1st in deposit market share for Texas-based banks in the Houston region(1)(2)
  - 10th in deposit market share for Texas-based banks in the State of Texas(1)
  - Noninterest-bearing deposits to total deposits of 37.4% at March 31, 2025
- **Strong core earnings power and capital position for first quarter 2025**
  - Net interest margin (tax equivalent) of 4.20%
  - Net interest margin (tax equivalent) excluding purchase accounting adjustments of 3.97%(3)
  - Total capital ratio (to risk weighted-assets) of 15.94%

	3/31/2025	12/31/2024
	(Dollars in thousands)	
Total assets	$10,434,887	$10,905,790
Total loans	7,283,133	7,439,854
Total deposits	8,562,713	9,128,384
Net interest margin (tax equivalent)	4.20%	4.25%
Net interest margin (tax equivalent) excluding PAA(3)	3.97%	3.94%
Noninterest-bearing deposits to total deposits	37.44%	39.18%
Estimated Total capital ratio (to risk-weighted assets	15.94%	16.00%

Banking Centers



DALLAS
Walnut Hill Ln
Dallas North Tollway
Lovers Ln
Huntsville
Willis
Conroe
The Woodlands
Hempstead
Cypress
Humble
HOUSTON
Dayton
Woodville
Jasper
Newton
Kirbyville
Buna
Silsbee
Lumberton
BEAUMONT
Nederland
Orange
Port Arthur
Anahuac
Sealy
Katy
Baytown
Pasadena
Sugar Land
Rosenberg
League City
Wharton
Boling

Banking Centers   Free-standing ATM

(1) Deposit market share based on FDIC data as of June 30, 2024.
(2) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches.
(3) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix.

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3

$30.1 $25.3 $13.2 $9.0 $8.6 $7.8 $5.7 $5.7 $5.7 $5.3 $3.4 $3.0 $2.6 $2.4 $2.3 $2.1 $1.9 JPMorgan Wells Fargo BofA Zions PNC Frost Prosperity Cadence Woodforest Capital One Third Coast Comerica Truist BOK Regions Texas Capital Texas Independent Focused on Serving the Houston Region 4 Note: Deposit market share based on FDIC data as of June 30, 2024. 1) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches. Source: S&P Capital IQ Pro Stellar Houston Region Market Share(1) Deposits (dollars in billions) $150.8 Houston Percent of Houston Total Assets Region(1) Company Region Market Name ($B) Deposits ($B) Deposits (%) Share (%) JPMorgan 4,143 150.8 7.5 47.4 Wells Fargo 1,940 30.1 2.1 9.5 BofA 3,258 25.3 1.3 7.9 Zions 88 13.2 17.8 4.1 PNC 557 9.0 2.1 2.8 Stellar 11 8.6 97.6 2.7 Frost 49 7.8 19.1 2.4 Prosperity 40 5.7 20.5 1.8 Cadence 48 5.7 15.1 1.8 Woodforest 10 5.7 70.9 1.8 Capital One 480 5.3 1.4 1.7 Third Coast 4 3.4 87.4 1.1 Comerica 80 3.0 4.8 1.0 Truist 520 2.6 0.7 0.8 BOK 50 2.4 6.5 0.8 Regions 154 2.3 1.8 0.7 Texas Capital 30 2.1 8.7 0.7 Texas Independent 2 1.9 100 0.6

5 Q1 2025 Highlights (1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix. The calculation of return on average tangible equity has been adjusted from prior period disclosures.  Solid Profitability: Net income for the first quarter of 2025 was $24.7 million, or diluted earnings per share of $0.46, which translated into an annualized return on average assets of 0.94%, an annualized return on average equity of 6.21% and an annualized return on average tangible equity of 11.48%(1).  Strong Net Interest Margin: Tax equivalent net interest margin for the first quarter of 2025 was 4.20% compared to 4.25% for the fourth quarter of 2024. The tax equivalent net interest margin, excluding PAA, was 3.97%(1) for the first quarter of 2025 compared to 3.94%(1) for the fourth quarter of 2024.  Strong Capital Position and Book Value Build: Total risk-based capital ratio increased to 15.94% at March 31, 2025, while book value per share increased to $30.89 at March 31, 2025 from $30.09 at December 31, 2024 and tangible book value per share increased to $19.69(1) at March 31, 2025 from $19.05(1) at December 31, 2024.  Repurchase of Shares: Repurchased 1.4 million shares at a weighted average price per share of $27.99 during the first quarter of 2025 and 679 thousand shares at a weighted average price of $25.83 per share since the end of the first quarter of 2025. On April 23, 2025, the Board of Directors authorized of new share repurchase program under which the Company may repurchase up to $65 million of common stock through May 31, 2026. Tangible Book Value Per Share(1) Total Capital Ratio $14.02 $17.02 $19.05 $19.69 12/31/2022 12/31/2023 12/31/2024 3/31/2025 12.39% 14.02% 16.00% 15.94% 12/31/2022 12/31/2023 12/31/2024 3/31/2025

Deposit Summary 6 Deposit Portfolio Composition Deposits (in millions)(1) Maintaining Discipline Navigating Competitive Deposit Market As of March 31, 2025: • Noninterest-bearing deposits to total deposits: 37.4% • Cost of deposits: 1.90% • Cost of funds: 1.96% • Loan to deposit ratio: 85.1% • Brokered deposits: $365.1 million at March 31, 2025 from $481.8 million at December 31, 2024 . (1) (1) Other includes changes in IB Demand and MMDA & Sav. deposits. Q1 2025 Q4 2024 Noninterest-bearing ("NIB") 3,205,619$ 3,576,206$ Interest-bearing demand ("IB Demand") 1,863,752 1,845,749 Money market and savings ("MMDA & Sav.") 2,248,616 2,253,193 Certificates and other time ("CD's") 1,244,726 1,453,236 Total deposits 8,562,713$ 9,128,384$ (Dollars in thousands) NIB 37.4% IB Demand 21.8% MMDA & Sav. 26.3% CD's 14.5%

Loan Summary

Loan Portfolio Composition

	Q1 2025	Q4 2024
	(In thousands)	
Commercial and Industrial ("C&I")	$ 1,362,266	$ 1,362,260
Nonowner-occupied Commercial Real Estate ("NOO CRE")	1,587,456	1,623,373
Owner-occupied CRE ("OO CRE")	1,823,044	1,834,354
Multifamily Real Estate ("MF")	444,107	410,491
Total Commercial Real Estate	3,854,607	3,868,218
CRE Construction & Development ("CRE C&D")	721,488	845,494
1-4 Family Residential ("1-4 Family")	1,125,837	1,115,484
Residential Construction ("Resi. C&D")	141,283	157,977
Consumer and other ("Other")	77,652	90,421
Total	$ 7,283,133	$ 7,439,854



C&I
18.7%
1-4 Family
15.5%
MF
6.1%
Resi. C&D
1.9%
Other
1.1%
CRE C&D
9.9%
NOO CRE
21.8%
OO CRE
25.0%

	Q1 2025				Q4 2024			
	Average Outstanding Balance	Interest Earned	Average Yield	Excl. PAA[(1)]	Average Outstanding Balance	Interest Earned	Average Yield	Excl. PAA[(1)]
	(Dollars in thousands)							
Interest-Earning Assets:								
Loans	$ 7,344,298	$ 120,640	6.66%	6.36%	$ 7,477,332	$ 128,738	6.85%	6.45%
Securities	1,817,286	16,960	3.78%		1,702,111	15,603	3.65%	
Deposits in other financial institutions	430,621	4,720	4.45%		473,719	5,681	4.77%	
Total interest-earning assets	$ 9,592,205	$ 142,320	6.02%	5.79%	$ 9,653,162	$ 150,022	6.18%	5.87%

(1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix.

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7

CRE and Office Detail: Q1 2025

CRE (incl. multifamily) by Property Type



Other 14.9%
Retail 16.3%
Office 10.3%
Healthcare 2.9%
Church 3.4%
Auto Sales / Repair 3.4%
Restaurant / Bar 3.9%
Hotel / Motel 3.3%
Industrial 4.1%
Multi-family 11.5%
C-Store 11.1%
Warehouse 14.9%

CRE - Office



Owner-occupied 41.1%
Non-owner occupied 58.9%

(Dollars in thousands)

Property Type	Balance	Average Loan Size	% of Total
Retail	$ 626,461	$ 1,266	16.3%
Warehouse	572,832	766	14.9%
Multi-family	444,107	2,056	11.5%
Convenience Store ("C-Store")	428,732	1,331	11.1%
Office	397,610	807	10.3%
Industrial	159,946	1,481	4.1%
Restaurant / Bar	148,899	1,048	3.9%
Auto Sales / Repair	131,855	680	3.4%
Church	130,947	949	3.4%
Hotel / Motel	127,477	3,541	3.3%
Healthcare	110,736	1,130	2.9%
Other	575,005	767	14.9%
Total	$ 3,854,607	1,116	100.0%

(Dollars in thousands)

CRE - Office - Collateral Type	Number	Balance	% of Total	Average Loan Size
Multi-Story Office Building	128	$ 223,060	56.1%	$1,743
Single Story Office Building	294	128,816	32.4%	438
Flex Office Space	71	45,734	11.5%	644
Total	493	$ 397,610	100.0%	807

(Dollars in thousands)

CRE - Office - Maturity	Number	Balance	% of Total	Average Loan Size
0 - 12 months	85	$ 60,356	15.2%	$ 710
13 - 24 months	89	84,343	21.2%	948
25 - 36 months	65	66,069	16.6%	1,016
37 - 48 months	22	9,713	2.4%	442
49 + months	232	177,129	44.6%	763
Total	493	$ 397,610	100.0%	807

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9 Loans – Repricing and Maturity: Q1 2025 Floating-21% WA Rate-8.64% Variable-26% WA Rate-6.41% Fixed-53% WA Rate-6.07% (1) Rates do not include purchase accounting accretion or fee income on loans. Total Loans in thousands Commercial and industrial 681,459$ 121,601$ 248,077$ 229,235$ 55,928$ 25,965$ -$ 1,362,267$ Real Estate: Commercial real estate construction 897,369 446,429 1,669,770 456,827 221,165 123,243 39,804 3,854,607 and land development Commercial real estate (including 403,229 60,278 181,933 59,313 6,076 10,659 - 721,488 multi-family residential) 1-4 family residential (including 104,375 110,910 257,778 274,525 94,963 24,260 259,026 1,125,837 home equity) Residential construction 79,126 19,318 3,368 12,440 26,266 764 - 141,283 Consumer and other 40,375 14,903 9,658 11,247 1,459 - 10 77,652 Total Loans 2,205,933$ 773,440$ 2,370,584$ 1,043,588$ 405,857$ 184,891$ 298,840$ 7,283,133$ % Total Loans 30% 11% 33% 14% 6% 3% 4% 100% Wtg Avg Rate 8.29% 6.55% 5.39% 7.46% 5.56% 5.38% 5.40% 6.29% Repricing Term TotalOver 15 Years1-3 Years 3-5 Years 5-10 Years 10-15 Years3 Months or Less 3-12 Months Rate Structure

CRE Construction and Development: Q1 2025



Retail
5.0%
Other
9.7%
Commercial Development
1.5%
Land - Residential Lot
6.8%
Residential Subdivision
3.1%
Multi-family - Market Rate
9.4%
Land - Commercial
39.3%
Multi-family - CD
16.0%
Warehouse
9.2%

CRE Construction Lending Highlights

- Total committed exposure for CRE construction loans was $1.05 billion at March 31, 2025 and $1.18 billion at December 31, 2024.
- The largest category of CRE construction loans was Land – Commercial at $283.5 million outstanding, or 39.3%, of CRE construction loans at March 31, 2025.
- Owner-occupied CRE construction loans were 11.2% of CRE construction loans at March 31, 2025.

Loan Type	Q1 2025			Q4 2024		
	Number	Balance	Average Loan Size	Number	Balance	Average Loan Size
		(Dollars in thousands)			*(Dollars in thousands)*	
Land - Commercial[1]	406	$ 283,521	$ 698	429	$ 312,902	$ 729
Multi-family - CD[2]	14	115,190	8,228	15	147,974	9,865
Other	82	70,154	856	82	89,102	1,087
Multi-family - Market Rate	7	67,873	9,696	7	60,761	8,680
Warehouse	24	66,466	2,769	24	82,665	3,444
Land - Residential Lot	220	49,188	224	238	56,926	239
Retail	13	35,798	2,754	22	34,807	1,582
Commercial Development	5	10,874	2,175	6	34,389	5,732
Residential Subdivision	8	22,424	2,803	8	25,968	3,246
Total	779	$ 721,488	926	831	$ 845,494	1,017

(1) Includes loans that are secured by commercial properties that are in some stage of construction, land with improvements but valued as and only with intent to remove and construct new structures in the future and raw land.
(2) Multi-family community development loans ("CD").

stellar BANCORP, INC. 10

Asset Quality Summary 11 Nonperforming Loans by Type (1) Combined represents the simple addition of legacy balances for 2022; estimated.  Nonperforming loans to total loans: • 0.75% at March 31, 2025 compared to 0.50% as of December 31, 2024  Allowance for credit losses on loans to nonperforming loans: • 153.61% at March 31, 2025 compared to 217.83% as of December 31, 2024  Allowance for credit losses on loans: • $83.7 million, or 1.15% of total loans, at March 31, 2025, compared to $81.1 million, or 1.09% of total loans, as of December 31, 2024 Q1 2025 Q4 2024 Total nonperforming loans 54,518$ 37,212$ Nonperforming loans to total loans 0.75% 0.50% Total nonperforming assets 59,672$ 38,920$ 0.57% 0.36% Net charge-offs (recoveries) 163$ 2,016$ 0.01% 0.11% (Dollars in thousands) Nonperforming assets to total assets Net charge-offs to average loans (annualized) C&I 21.0% Other 0.2% CRE 48.4% CRE C&D 3.7% 1-4 Family 26.7% Nonaccrual Loans with No Related Allowance Nonaccrual Loans with Related Allowance Total Nonaccrual Loans Commercial and industrial 4,082$ 7,389$ 11,471$ Commercial real estate (including multi-family residential) 11,491 14,892 26,383 Commercial real estate construction and land development 1,164 863 2,027 1-4 family residential (including equity) 10,488 4,061 14,549 Residential construction — — — Consumer and other — 87 87 Total 27,225$ 27,292$ 54,517$ (In thousands)

Regulatory Capital Ratios 12 (1) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix. Minimum Required Plus Capital Conservation Buffer Consolidated Capital Ratios Estimated Total Capital Ratio (to risk-weighted assets) 15.94% 16.00% 10.50% Estimated Common Equity Tier 1 Capital Ratio (to risk-weighted assets) 14.03% 14.14% 7.00% Estimated Tier 1 Capital Ratio (to risk-weighted assets) 14.15% 14.26% 8.50% Estimated Tier 1 Leverage Ratio (to average tangible assets) 11.20% 11.31% 4.00% Tangible Equity to Tangible Assets (1) 10.42% 9.87% N/A Bank Capital Ratios Estimated Total Capital Ratio (to risk-weighted assets) 15.38% 15.28% 10.50% Estimated Common Equity Tier 1 Capital Ratio (to risk-weighted assets) 14.18% 14.13% 7.00% Estimated Tier 1 Capital Ratio (to risk-weighted assets) 14.18% 14.13% 8.50% Estimated Tier 1 Leverage Ratio (to average tangible assets) 11.22% 11.21% 4.00% March 31, 2025 December 31, 2024

13 Key Takeaways Excellent core funding profile Strong earnings power and franchise value in one of the best markets in the U.S. Key success factors: Credit performance and risk management Significant financial flexibility Positioned for continued strong internal capital generation

Diverse and Strong Markets of Operation

Greater Houston Market

- Houston's **25.1% GDP growth** from '21 to '23 ranked first out of the 20 most populus U.S. metro areas
- Houston has the **3rd lowest cost of living** out of the top 20 most populous U.S. metro areas
- **23rd** largest economy in the world – if ranked as a country
  - **14th** largest population in the U.S – if ranked as a state
- Port Houston is the busiest Gulf Coast container port, the Houston Ship Channel is **#1** ranked U.S. port in total foreign and domestic waterborne tonnage
- Houston is home to the Texas Medical Center, the world's largest medical complex, which has 10 million annual patient encounters
- Business friendly: **#3** among U.S. metro areas in Fortune 500 headquarters (24)
- Major business clusters in Beaumont-Port Arthur area include chemical and petroleum manufacturing, materials manufacturing and transportation

Houston is Diverse, with Significant Economic Tailwinds

Population Change ('20-'25)	**Houston MSA: 7.7%** **Texas: 7.2% / U.S: 1.9%**
Median Household Income ('25)	**Houston MSA: $78,845** **Texas: $76,585 / U.S: $78,770**
Significant Deposit Share	**Stellar has over $8.6 billion in deposits in the Houston region[1]**

Top 10 Bank by Deposits in Houston Region[1] ($B)



JP Morgan $151
Wells Fargo $30.1
BofA $25.3
Zions $13.2
PNC $9.0
Stellar $8.6
Frost $7.8
Prosperity $5.7
Cadence $5.7
Woodforest $5.7
Houston HQ Bank

Est. Population Growth '25-'30



6.1%
5.6%
2.4%
Houston MSA
Texas
USA

Est. Number of Households Growth '25-'30



6.4%
6.0%
2.7%
Houston MSA
Texas
USA

Note: Deposit market share based on FDIC data as of June 30, 2024
1) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches.
Source: S&P Capital IQ Pro, Houston.org, IMF, and Texas Medical Center

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14

Diversified and Growing Economy

Commentary

- Houston's economy has become much more diversified over the years, while remaining the energy capital of the United States
- Houston's largest job sector, professional and business services, recovered faster than U.S. and continues to show outsized sector growth
- Mining and logging, wholesale trade, and other services showed a large gain over the last year versus the United States

Diversified Economy by Job Sector[1]



Other Services 4%
Mining and Logging 2%
Information 1%
Wholesale Trade 5%
Professional and Business Services 16%
Financial Activities 5%
Transportation, Warehousing, and Utilities 6%
Education and Health Services 13%
Construction 7%
Manufacturing 7%
Government 13%
Retail Trade 9%
Leisure and Hospitality 10%

1) Data is preliminary as of January 2025 not seasonally adjusted, from the U.S. Bureau of Labor Statistics.
Source: U.S. Bureau of Labor Statistics

Houston vs. U.S. Job Change by Industry (Jan '24 – Jan '25)[1]



Mining and Logging
4.2%
Private Education and Health Services
2.1%
Financial Activities
(0.2)%
Leisure and Hospitality
1.5%
Professional and Business Services
2.0%
Information
(4.9)%
Wholesale Trade
2.2%
Transportation, Warehousing, and Utilities
1.4%
Government
1.5%
Total Nonfarm
1.7%
Manufacturing
1.4%
Construction
1.8%
Retail Trade
0.2%
Other Services
6.6%
United States
Houston MSA

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2.0 3.0 4.0 5.0 6.0 7.0 2.0 2.5 3.0 3.5 4.0 2007 2009 2011 2013 2015 2017 2019 2021 2023 Houston is a Resilient Market 16  Since the Great Recession, Houston has proven its resiliency, weathering economic cycles and natural disasters − Houston welcomed 2.2 million new residents and created over one million jobs since 2007 P op u lation (M ) O il Pr ic e D ec lin e G re at R ec es si on Ik e H ar ve y C O V ID -1 9 E m p lo ym en t ( M ) Employment Population1) Data is preliminary as of January 2025 not seasonally adjusted, from the U.S. Bureau of Labor Statistics. Source: U.S. Bureau of Labor Statistics, Texas Workforce Commission

197,171 0 50,000 100,000 150,000 200,000 250,000 N ew Y or k H ou st on D al la s M ia m i W as hi ng to n Ph oe ni x O rla nd o At la nt a C hi ca go Se at tle Houston’s Growth Projected to Continue 17 Source: S&P Capital IQ Pro; U.S. Census Bureau 2010-2025 Population Change (%) Houston had the second highest net migration in 2024 10 most populated metros 2.44% -0.43% -2.55% 31.40% 30.06% 24.26% 9.36% New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. • Houston has seen tremendous growth over the past ten years, aided by the relocation of multiple Fortune 500 companies • The continued growth of the Houston metro will strengthen and diversify the greater economy, benefiting the businesses and constituents Houston added ~198,000 people by net migration in 2024, second only to New York

$94,960 $91,380 $86,627 $88,783 $78,845 $76,585 $78,770 New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. $850,000 $1,072,000 $350,000 $395,000 $314,900 $334,900 $418,284 New York Los Angeles Chicago Dallas Houston Texas U.S. 9.0x 11.7x 4.0x 4.4x 4.0x 4.4x 5.3x New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. Housing Market and Cost of Living 18 • Cost of living in Houston is 5.3% less than that of the U.S. market average while the median household income is in line with U.S. median • Houston is #1 in U.S. annual new home construction 20 25 M ed ia n H ou se ho ld In co m e 20 25 M ed ia n H om e Pr ic e (1) M ed ia n H om e Pr ic e to H H I R at io (1) Home price shown for each respective city. Source: S&P Capital IQ Pro; Redfin (March 2025); Houston.org

Appendix: Non-GAAP Reconciliation(1)

	Q1 2025	Q4 2024
	(Dollars in thousands)	
Total shareholders' equity	$ 1,610,832	$ 1,607,860
Less: Goodwill and core deposit intangibles, net	584,325	589,864
Tangible shareholders' equity	$ 1,026,507	$ 1,017,996
Shares outstanding at end of period	52,141	53,429
Tangible book value per share	**$ 19.69**	**$ 19.05**
Average shareholders'equity	$ 1,614,242	$ 1,614,762
Less: Average goodwill and core deposit intangibles, net	586,895	592,471
Average tangible shareholders'equity	$ 1,027,347	$ 1,022,291
Net income	$ 24,702	$ 25,212
Add:Core deposit amortization, net of tax	4,383	4,409
Adjusted net income	$ 29,085	$ 29,621
Return on average tangible equity(2)(3)	**11.48%**	**11.53%**
Total assets	$ 10,434,887	$ 10,905,790
Less: Goodwill and core deposit intangibles, net	584,325	589,864
Tangible assets	$ 9,850,562	$ 10,315,926
Tangible equity to tangible assets	**10.42%**	**9.87%**
Net interest income (tax equivalent)	$ 99,353	$ 103,039
Less: Purchase accounting accretion	5,397	7,555
Adjusted net interest income (tax equivalent)	$ 93,956	$ 95,484
Average earning assets	$ 9,592,205	$ 9,653,162
Net interest margin (tax equivalent)(2)	4.20%	4.25%
Net interest margin (tax equivalent) excluding PAA(2)	**3.97%**	**3.94%**
Interest on loans, as reported	$ 120,640	$ 128,738
Less: Purchase accounting accretion	5,397	7,555
Interest on loans without loan accretion	$ 115,243	$ 121,183
Average loans	$ 7,344,298	$ 7,477,332
Loan yield, as reported	6.66%	6.85%
Loan yield, without loan accretion	**6.36%**	**6.45%**
Interest on interest-earning assets, as reported	$ 142,320	$ 150,022
Less: Purchase accounting accretion	5,397	7,555
Interest on interest-earnings assets without loan accretion	$ 136,923	$ 142,467
Average interest-earning assets	$ 9,592,205	$ 9,653,162
Yield on interest-earnings assets, as reported	6.02%	6.18%
Yield on interest-earnings assets, without loan accretion	**5.79%**	**5.87%**

(1) See the disclosure under the heading "GAAP Reconciliation of Non-GAAP Financial Measures" on slide 2 regarding the use of non-GAAP financial measures.
(2) Interim periods annualized.
(3) The calculation of return on average tangible equity has been adjusted from prior period disclosures. The periods presented above have been recalculated and disclosed under the same calculation.

stellar BANCORP, INC.
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20 NYSE: STEL